Exhibit 10.11


Magnetic Media Division                                                       3M


                        Authorized Distributor Agreement

THIS AGREEMENT is between MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation, acting through its Magnet Media Division with its principal place of business at the 3M Center, St. Paul, Minnesota 56144-1000 (hereinafter referred to as "3M"), and


--------------------------------------
Account Name

Miami Computer Sply
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Business Headquarters Address

3884 Indian Ripple Rd.
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City, State - Zip

Dayton, OH  45440
--------------------------------------
Key Contact Name

John Huffman - Gen. Mgr.
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Telephone Number

(513) 429-5211
--------------------------------------


(hereinafter referred to as "DISTRIBUTOR"). (3M and DISTRIBUTOR are hereinafter referred to jointly as the "Parties" and Individually as "Party").

1.      Scope of Appointment.


        (A) 3M appoints the DISTRIBUTOR, on a nonexclusive basis, to sell and promote the sale of 3M computer products and accessories set forth on the current 3M published price pages listed in Exhibit A (hereinafter referred to as "Products") to commercial and consumer end-users.


        (B) DISTRIBUTOR recognizes that 3M may sell Products to any customer, including direct sales to dealers or sales to distributors for resale.

2. Acceptance. This Agreement is not binding on 3M until it has been accepted in writing by the signature of an authorized 3M representative at 3M Center, St. Paul, Minnesota. This is the sole and exclusive manner of acceptance. Any other promise or act, including a promise to ship or the prompt shipment of Product, shall not constitute acceptance by 3M of this Agreement.

3.      3M's Obligations to Distributor.  3M agrees to:

        (A) Use its best efforts to promptly fill DISTRIBUTOR's proper orders for Products.

        (B) Make available the services of a 3M sales representative to provide Product information, merchandising and general sales support.

        (C) Provide DISTRIBUTOR with Product information, literature and sales materials (in quantities agreed to by 3M and DISTRIBUTOR) designed to aid DISTRIBUTOR in the introduction and sale of Products.

4.      Distributor's Obligations to 3M.  DISTRIBUTOR agrees to:

        (A) Vigorously and enthusiastically promote the sale of the full line of Products and will maintain a well-trained and well-managed sales force capable of and committed to maximizing the demand for Products through every proper means. DISTRIBUTOR promises to devote at least the same vigor and resources in promoting Products as it devotes to other suppliers' product lines.

        (B) Not misrepresent either directly or by omission the capabilities, qualities, or characteristics of the Products. Neither DISTRIBUTOR nor its representatives will disparage the Products or cast the Production in an unfavorable light.

        (C) Purchase a minimum of $50,000.00 of assorted Products, net of discounts and returns, during the term of this Agreement. Every sixty (60) days 3M and DISTRIBUTOR agree to review DISTRIBUTOR's performance in reaching its minimum purchase requirements and other obligations under this Agreement.

        (D) Maintain an adequate inventory of the full line of Products so that DISTRIBUTOR can promptly fill orders from stock.

        (E) Supply promptly all financial information required by 3M's Credit Department to assess DISTRIBUTOR's credit worthiness. DISTRIBUTOR will make prompt payment of all 3M invoices in accordance with current payment terms. DISTRIBUTOR agrees not to make any deductions of any kind from 3M invoices unless DISTRIBUTOR has received an official credit memorandum from 3M authorizing such deduction.

        (F) Hold in confidence and not disclose to others 3M's marketing plans, promotional programs and other 3M confidential information.

        (G) Use the name "3M," "Scotch", or any other trademark, trade name, or service mark owned by 3M, in strict accordance with the guidelines furnished by 3M.

        The parties have signed this Agreement on the day indicated below.


-----------------------------------------------------------------------------------------

     Distributor                            Minnesota Mining and Manufacturing Company
                                                       Magnetic Media Division
-----------------------------------------------------------------------------------------
By  /s/Thomas C. Winstel                    By  R.D. Zinke     /s/R.D. Zinke
-----------------------------------------------------------------------------------------
Title  PRESIDENT         Date   1/27/87    Title  National Sales Manager    Date  4-13-87
-----------------------------------------------------------------------------------------


5.      Prices and Terms and Conditions of Sale.

        (A) Prices. The price of Products and other terms and conditions of sale (including payment terms, F.O.B. point, minimum order requirements) are as stated in 3M's published price pages. DISTRIBUTOR acknowledges that it has received a copy of those price pages current as of the date DISTRIBUTOR signs this Agreement.

        (B) Price Changes. Prices may be increased and other terms and conditions of sale may be changed by 3M at any time with thirty (30) days prior written notice to DISTRIBUTOR, but the change will not affect any order properly placed with 3M and ready for immediate shipment before the effective date of the change. Prices may be decreased without prior notice to DISTRIBUTOR and DISTRIBUTOR will be invoiced at the new lower price on all orders scheduled for shipment after the effective date of the price decrease. If the regular (non-promotion) price of any Product decreases, 3M will credit the price difference for those Products shipped to DISTRIBUTOR within thirty (30) days of the effective date of the price decrease upon request to the appropriate sales branch made within fifteen (15) days of the announced price decrease. The foregoing does not apply to periodic promotions that may be offered by 3M in which prices of Products may be directly or indirectly reduced for fixed periods of time.

        (C) Taxes. Prices listed on 3M's price pages do not include sales, use, excise, or similar taxes. The amount of any present, retroactive, or future sales, use, excise or similar tax applicable to DISTRIBUTOR's purchase of Products shall be added to the 3M invoice and paid by DISTRIBUTOR unless DISTRIBUTOR provides 3M with tax exemption certificates acceptable to the appropriate taxing authorities.

        (D) Purchase Orders. Products may be ordered pursuant to purchase orders submitted to 3M by DISTRIBUTOR. Acceptance of any purchase orders placed by DISTRIBUTOR, either by written acknowledgement or by shipment of Products, shall NOT constitute acceptance by 3M of any of the terms and conditions of such purchase orders except as to identification and quantity of the Products involved. All such purchase orders shall be governed by the provisions of this Agreement.



                                                   - Continued on reverse side -


SEE REVERSE SIDE FOR IMPORTANT ADDITIONAL TERMS AND CONDITIONS INCLUDING DISCLAIMER OF WARRANTIES AND LIABILITIES.

        (E) Allocation. If any Product is in short supply, 3M may allocate the available supply of Product among its customers in the manner that 3M considers most equitable.



        (F) Credit. 3M may change or limit the amount or duration of credit to be allowed DISTRIBUTOR. 3M may cancel any purchase orders accepted by 3M or to delay the shipment thereof, if DISTRIBUTOR fails to meet payment schedules or other credit or financial requirements established by 3M.



        (G) Security Interest. For the purpose of securing payment to 3M of the purchase price of the Products, DISTRIBUTOR hereby grants to 3M a purchase money security interest under the Uniform Commercial Code in any and all Products purchased by DISTRIBUTOR under this Agreement and the proceeds thereof, including all insurance proceeds. DISTRIBUTOR shall execute, and 3M is hereby authorized as attorney-in-fact to execute and delivery on behalf of DISTRIBUTOR, any and all financing statements and other instruments which 3M may deem necessary or desirable to protect or perfect any such security interest.



         (H) Product Discontinuance. 3M may discontinue the production or sale of any Product at any time during the term of this Agreement.




        (I) Resale Prices. DISTRIBUTOR shall be free to unilaterally establish its own resale prices and terms with respect to the resale of Products. 3M and its employees have no authority to instruct the DISTRIBUTOR as to what its resale prices must be, nor to interfere with the DISTRIBUTOR's independent establishment of resale prices.



6.      Warranty and Limitation of Remedies and Disclaimer.

        (A) 3M warrants that its Products are free of defects in material and manufacture at the time of shipment. Individual Products may have additional or different warranties as stated on Product packaging, package inserts, prices pages, or literature. If any Product is found to be defective in material and manufacture during the applicable warranty period, 3M's entire liability and DISTRIBUTOR's exclusive remedy, shall be at 3M's option either (a) repair, or
(b) replacement of the Product, or (c) refund of the purchase price paid by DISTRIBUTOR for each defective Product, within a reasonable time after written notification thereof and return of the defective Product to 3M.



        (B) THIS WARRANTY IS MADE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, ANY IMPLIED WARRANTY ARISING OUT OF A COURSE OF DEALING OR OF PERFORMANCE, CUSTOM OR USAGE OF TRADE EXCEPT OF TITLE AND AGAINST PATENT INFRINGEMENT.



        (C) If DISTRIBUTOR offers express or implied warranties and limited remedies which differ from those set forth above, DISTRIBUTOR agrees to assume full responsibility for all liability, loss, cost, and expense arising out of, or in connection with the different warranties and limited remedies offered by DISTRIBUTOR.



        (D) 3M shall have no obligations under this warranty with respect to Products that have been modified or damaged through misuse, abuse accident, neglect, or mishandling by DISTRIBUTOR.



7. Exclusion of Consequential and Incidental Damages. 3M SHALL NOT UNDER ANY CIRCUMSTANCES BE LIABLE FOR AN INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, REVENUE OR BUSINESS) IN ANYWAY RELATED TO THE PRODUCTS, ANY OF DISTRIBUTOR'S PURCHASE ORDERS, THIS AGREEMENT, OR THE TERMINATION OF NONRENEWAL OF THIS AGREEMENT. This exclusion applies regardless of whether such damages are sought based on breach of warranty, breach of contract, negligence, strict liability in tort, or any other legal theory. This exclusion does not apply to claims for personal injury by a third party.




8.      Term and Termination.

        (A) This Agreement has an initial Term of one year beginning on the date 3M signs this Agreement. After the initial Term, the Agreement will be automatically renewed for one year periods, provided DISTRIBUTOR has met or exceeded the minimum purchase requirement set forth in Paragraph 4(C) for the then current annual term and has performed all other obligations under this Agreement. Either Party may elect not to renew this Agreement for any reason by sending the other Party written notice of its intention not to renew at least thirty (30) days prior to the expiration of the then current annual term.



        (B) Any order placed by DISTRIBUTOR and accepted by 3M after the expiration or termination of this Agreement is governed by the provisions of this Agreement, but this place or acceptance of post-expiration orders does NOT otherwise extend the term of this Agreement.



        (C) This Agreement may be terminated by either Party, upon written notice to the other Party, in the event the other Party fails to fulfill any provisions of this Agreement. The Party receiving such notice shall have thirty
(30) days, or in the case of late invoice payments, ten (10) days from the date of receipt thereof, to cure the failure, at which time this Agreement shall terminate if such failure has not been cured.

        (D) The termination or nonrenewal of this Agreement shall not release DISTRIBUTOR from the obligation to pay any sum that my be owing to 3M (whether then or thereafter due 3M) or operate to discharge any liability that had been incurred by DISTRIBUTOR prior to any such termination or nonrenewal.



9. Obligations Upon Termination or Nonrenewal, Upon or in connection with any termination or nonrenewal of this Agreement, the following provisions shall apply:



        (A) DISTRIBUTOR shall immediately cease to represent itself as an authorized distributor of 3M with respect to the Products and cease using any trade name or trademark of 3M. DISTRIBUTOR shall take all appropriate steps to remove and cancel its listings in telephone books, and other directories or elsewhere containing any 3M trade name or trademark.


        (B) During the period between the giving of the notice of termination or nonrenewal in paragraph 8(A) or (C) and the effective date of the termination as set forth in such notice, all Products shall be delivered to DISTRIBUTOR upon a cash with order basis.

        (C) 3M has the option for thirty (30) days after the effective date of termination or nonrenewal to repurchase from the DISTRIBUTOR all or any part of the DISTRIBUTOR's inventory of Products at 3M's current published prices. DISTRIBUTOR may sell, in accordance with the provisions of this Agreement, those Products in its inventory on the date of such termination or nonrenewal for which 3M has not exercised its option to repurchase.

10. Excused Performance. 3M shall not be liable for nor be deemed to be in default on account of any failure to perform or deliver Products if due to any cause or condition beyond 3M's reasonable control.

11. Relationship of the Parties. The relationship established between 3M and DISTRIBUTOR by this Agreement is that of a vendor to its vendee. DISTRIBUTOR is not an agent of 3M and has no authority to bind 3M, transact any business in 3M's name or on its behalf in any manner, or make any promises or representations on behalf of 3M. DISTRIBUTOR agrees to represent itself only as an independent business who is an "authorized 3M DISTRIBUTOR." The employees and agents of DISTRIBUTOR are NOT for any purpose the employee or agents of 3M.


12. No Assignment. DISTRIBUTOR shall not assign its rights or delegate its duties under this Agreement without 3M's prior written approval.


13. No Waiver. Any failure or delay by either Party in exercising any right or remedy in one or many instances will not prohibit a Party from exercising it at a later time or from exercising any other right or remedy.

14. Governing Law. This Agreement and any questions, claims, disputes, or litigation concerning or arising from this Agreement shall be governed by the laws of Minnesota.


15. Entire Agreement. This Agreement and the Exhibits referred to in this Agreement, which Exhibits are incorporated herein and made a part hereof by this reference, supersede and terminate any and all prior agreements, if any, whether written or oral, between the Parties with respect to the subject matter contained herein. Each Party agrees that it has not relied on any representation, warranty, or provision not explicitly stated in this Agreement and that no oral statement has been made to either Party that in any way tends to waive any of the terms or conditions of this Agreement. This Agreement constitutes the final written expression of all terms of the Agreement, and it is a complete and exclusive statement of those terms. No part of this Agreement may be waived, modified, or supplemented in any manner whatsoever (including a course of dealing or of performance or usage of trade) except by a written instrument signed by duly authorized officers of the Parties.

               AMENDMENT NO. 1 TO AUTHORIZED DISTRIBUTOR AGREEMENT


This Amendment is between MINNESOTA MINING AND MANUFACTURING COMPANY, acting through its Data Storage Products Division, with its principal place of business at the 3M Center, St. Paul, Minnesota 55144-1000 (3M) and the undersigned distributor of 3M's DATA STORAGE PRODUCTS DIVISION (DISTRIBUTOR).

1.      SCOPE AND PURPOSE.

        (A) 3M and International Business Machines Corporation (IBM) have entered into an agreement for the distribution by 3M of certain media products containing the IBM trademark within the United States.

        (B) 3M and DISTRIBUTOR desire to amend the Authorized Distributor Agreement (Agreement) as set forth in this Amendment No. 1 to the Agreement.

2.      IBM PRODUCTS.

        (A) 3M will make available to DISTRIBUTOR the IBM Enhanced Capacity Cartridge System Tape (IBM Product), subject to the conditions set forth in this Amendment No. 1. 3M may from time to time make other media products with the IBM trademark available to DISTRIBUTOR. The availability of additional media products containing the IBM trademark, if any, will be communicated to DISTRIBUTOR through product announcements and/or additions to 3M's price pages that are periodically sent to DISTRIBUTOR (IBM Products). The inclusion of such additional IBM Products in 3M's price pages and the ordering of such products by DISTRIBUTOR will make such products subject to this Amendment No. 1 and to the Agreement.

        (B) DISTRIBUTOR agrees to devote at least the same vigor and resources to the promotion and sale of IBM Products as DISTRIBUTOR devotes to the promotion and sale of Products.

3.      TERRITORY.

        (A) 3M agrees to make IBM Product(s) available to DISTRIBUTOR for resale to commercial, consumer and governmental end-users located in the United States. DISTRIBUTOR agrees not to sell, ship or distribute in any manner, IBM Products to any customer located outside of the United States.

        (B) DISTRIBUTOR agrees that any resale, shipment or distribution by DISTRIBUTOR or its agents or employees to any customer located outside of the United States may result in discontinuance of the sale of the IBM Product to DISTRIBUTOR in addition to other remedies available to 3M or IBM.

         (C) DISTRIBUTOR understands that IBM is a third party beneficiary of this Amendment No. 1 and may enforce adherence to its terms.

4. IBM PRODUCT DISCONTINUANCE. 3M may discontinue the sale of any IBM Product to DISTRIBUTOR at any time during the term of the Agreement upon sixty
(60) days notice to DISTRIBUTOR.

5. ENTIRE AGREEMENT. This Amendment contains the entire understanding of the parties with respect to the changes to the Agreement. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement are unchanged by this Amendment.

The Parties have signed this Amendment No. 1 to the Agreement on the date indicated below.

DISTRIBUTOR                               MINNESOTA MINING AND MANUFACTURING CO.


By /s/John C. Huffman, III                By ___________________________________
   ____________________________

Name (print) John C. Huffman, III         Name (print)__________________________
     ____________________________

Title National Sales Manager              Title ________________________________
      ___________________________

Date 3/4/92                               Date _________________________________
     ____________________________

MENDIST.GL1       Miami Computer Supply

               AMENDMENT NO. 2 TO AUTHORIZED DISTRIBUTOR AGREEMENT



This Amendment is between MINNESOTA MINING AND MANUFACTURING COMPANY, acting through its Data Storage Products
Division, with its principal place of business at the 3M Center, St. Paul, Minnesota 55144-1000 (3M) and the undersigned distributor of 3M's Data Storage Products Division (DISTRIBUTOR).



1.      SCOPE AND PURPOSE

        (A) 3M has made available to DISTRIBUTOR special pricing programs which provide additional discounts (in the form of rebates) from those prices in 3M's distributor price pages or special prices under a drop ship arrangement to a customer location. Current examples of these special pricing programs include Commercial Account Bid (CAB) Program, MAPP and GSA.



        (B) In order to help ensure that the terms and conditions of the special pricing programs are followed and that 3M and DISTRIBUTOR comply with the law, 3M and DISTRIBUTOR desire to amend the Authorized Distributor Agreement (Agreement) as set forth in this Amendment No.2 to the Agreement.



2.      SPECIAL PRICING PROGRAMS.

        (A) The terms and conditions of 3M's special pricing programs are contained in (i) 3M's "Operating Handbook for Sales and Marketing Programs," copies and periodic updates of which have been sent to DISTRIBUTOR; (ii) 3M's applicable Rebate Summary form submitted by DISTRIBUTOR to 3M in order to obtain the rebate; and (iii) this Amendment No.2. SALES, SHIPMENT OR DISTRIBUTION OF 3M DATA STORAGE PRODUCTS BY DISTRIBUTOR OR ITS CUSTOMER OR AGENT IN VIOLATION OF THE TERMS AND CONDITIONS OF 3M'S SPECIAL PRICING PROGRAMS DO NOT QUALIFY FOR SPECIAL PRICES UNDER ANY SPECIAL PRICING PROGRAM.




        (B) 3M's special pricing programs are available to DISTRIBUTOR only for resale of certain 3M data storage products to commercial end-users; federal, state and local governments; and educational institutions, which commercial end-users, governments and educational institutions must be located in the United States. SALES, SHIPMENT OR DISTRIBUTION OF 3M DATA STORAGE PRODUCTS BY DISTRIBUTOR OR ITS CUSTOMER OR AGENT TO ANY ACCOUNTS LOCATED OUTSIDE OF THE UNITED STATES DO NOT QUALIFY FOR SPECIAL
               PRICES UNDER ANY SPECIAL PRICING PROGRAM.



3. AUDIT. DISTRIBUTOR agrees to maintain accurate records for all products shipped under any of 3M's special pricing programs. DISTRIBUTOR agrees that 3M may confirm adherence to the terms and conditions of 3M's special pricing programs and the accuracy of the information supplied by DISTRIBUTOR on the applicable Rebate Summary form or other documents submitted to 3M in order to obtain a special price, by auditing DISTRIBUTOR'S records at DISTRIBUTOR'S office during normal business hours after giving DISTRIBUTOR reasonable notice. DISTRIBUTOR agrees to cooperate with 3M in any such audit.



4. REMEDIES AVAILABLE TO 3M. In the event that (i) 3M finds any violation of the terms and conditions of any special pricing program by DISTRIBUTOR or its customer or (ii) DISTRIBUTOR fails to cooperate with 3M in any audit to determine compliance with the terms and conditions of 3M's special pricing programs, DISTRIBUTOR agrees that 3M may pursue any or all of the following remedies, in addition to other remedies available to 3M:




        (A) Charge the DISTRIBUTOR the reasonable costs of 3M's audit. DISTRIBUTOR agrees that 3M may offset the costs of 3M's audit against the monies otherwise available to DISTRIBUTOR under any promotional allowance fund from 3M;




        (B)    Immediately withdraw the availability of the special price;



        (C) Disqualify sales by DISTRIBUTOR under any promotional payment program (e.g., Performance Allowance Fund - PAF or Profit Enhancement Program - PEP) for those sales in violation of the terms of any special pricing program;



        (D) Invoice DISTRIBUTOR any monies received from 3M under any promotional payment program (e.g., Performance Allowance Fund - PAF or Profit Enhancement Program - PEP) for any sales in violation of the terms of any special pricing program.
               DISTRIBUTOR agrees to pay all such invoices within thirty (30) days after the invoice date;





                                                 (continued on the reverse side)

        (E)    Disqualify   DISTRIBUTOR  from  participation  under  any  future
               special pricing programs;



        (F) Invoice DISTRIBUTOR the difference between any special price received by DISTRIBUTOR and the normal distributor price stated in 3M's DISTRIBUTOR price pages. DISTRIBUTOR agrees to pay all such invoices within thirty (30) days after the invoice date; and/or



        (G)    Terminate the Agreement.



5. ENTIRE AGREEMENT. This Amendment contains the entire understanding of the parties with respect to the changes to the Agreement. Except as expressly modified by this Amendment, all other terms and conditions of the Agreement are unchanged by this Amendment.



The Parties have signed this Amendment No. 2 to the Agreement on the date indicated below.




DISTRIBUTOR                               MINNESOTA MINING AND MANUFACTURING CO.


Company Name  Miami Computer Supply, Inc. (MCSI)
              __________________________________

By  /s/John C. Huffman, III                By  /s/Larry D. Bode
   ___________________________                __________________________________
Name (print)  John C. Huffman, III         Name (print)
     _____________________________              ________________________________

Title National Sales Manager               Title
      ____________________________              ________________________________

Date August 24, 1992                       Date
     _____________________________             _________________________________